Exhibit 99.2

CHARLES RIVER ASSOCIATES (CRA)
FIRST QUARTER FISCAL YEAR 2025
EARNINGS ANNOUNCEMENT
PREPARED CFO REMARKS
CRA is providing these prepared remarks by interim CFO Chad Holmes in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call.
As previously announced, the conference call will be held May 1, 2025 at 10:00 a.m. ET. These prepared remarks will not be read on the call.
Q1 Fiscal 2025 Summary (Quarter ended March 29, 2025)
•Revenue: $181.9 million
•Net income: $18.0 million, or 9.9% of revenue; non-GAAP net income: $15.3 million, or 8.4% of revenue
•Net income per diluted share: $2.62; non-GAAP net income per diluted share: $2.22
•Operating margin: 14.0%; non-GAAP operating margin: 11.8%
•Non-GAAP EBITDA: $24.8 million, or 13.6% of revenue
•Effective tax rate: 27.0%; non-GAAP effective tax rate 27.2%
•Utilization: 76%
•Consultant headcount at the end of Q1 of fiscal 2025: 947, which consists of 156 officers, 566 other senior staff and 225 junior staff
•Cash and cash equivalents: $25.6 million at March 29, 2025
•Revolving credit facility borrowing capacity: $161.1 million at March 29, 2025

Revenue
For Q1 of fiscal 2025, revenue was $181.9 million, compared with revenue of $171.8 million for Q1 of fiscal 2024.
Headcount
The following table outlines CRA’s consultant headcount at the end of the stated quarters:

	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024
Officers	156	151	156	157	158
Other Senior Staff	566	552	560	531	544
Junior Staff	225	243	262	280	295
Total	947	946	978	968	997
Utilization
For Q1 of fiscal 2025, companywide utilization was 76%, compared with 73% for Q1 of fiscal 2024.
Client Reimbursables
For Q1 of fiscal 2025, client reimbursables were $16.5 million, or 9.1% of revenue, compared with $17.1 million, or 9.9% of revenue, for Q1 of fiscal 2024.
Selling, General and Administrative (SG&A) Expenses
For Q1 of fiscal 2025, SG&A expenses were $32.5 million, or 17.9% of revenue, compared with $30.5 million, or 17.8% of revenue, for Q1 of fiscal 2024. Commissions to non-employee experts are included in SG&A expenses. These commissions represented approximately 2.0% of revenue for Q1 of fiscal 2025 and 2.1% for Q1 of fiscal 2024, respectively. Excluding these commissions, SG&A expenses were 15.9% of revenue for Q1 of fiscal 2025, compared with 15.6% in Q1 of fiscal 2024.

	Fiscal Quarter Ended
$ in 000’s	March 29, 2025	As a % of Revenue	March 30, 2024	As a % of Revenue
SG&A expenses	$32,538	17.9%	$30,499	17.8%
Less: commissions to non-employee experts	3,681	2.0%	3,671	2.1%
SG&A expenses excluding commissions	$28,857	15.9%	$26,828	15.6%

Depreciation & Amortization
For Q1 of fiscal 2025, depreciation and amortization expenses amounted to $3.4 million, or 1.9% of revenue, compared with $2.8 million, or 1.6% of revenue, for Q1 of fiscal 2024.
Forgivable Loan Amortization
For Q1 of fiscal 2025, forgivable loan amortization was $3.7 million, or 2.0% of revenue, compared with $8.7 million, or 5.1% of revenue, for Q1 of fiscal 2024.
Share-Based Compensation Expense
For Q1 of fiscal 2025, share-based compensation expense was approximately $1.4 million, or 0.8% of revenue, compared with $1.0 million, or 0.6% of revenue, for Q1 of fiscal 2024.
Operating Income
For Q1 of fiscal 2025, operating income was $25.5 million, or 14.0% of revenue, compared with operating income of $19.6 million, or 11.4% of revenue, for Q1 of fiscal 2024. Non-GAAP operating income was $21.4 million, or 11.8% of revenue, for Q1 of fiscal 2025, compared with $19.6 million, or 11.4% of revenue, for Q1 of fiscal 2024.

	Fiscal Quarter Ended
$ in 000’s	March 29, 2025	As a % of Revenue	March 30, 2024	As a % of Revenue
Income from operations	$25,548	14.0%	$19,618	11.4%
Adjustments needed to reconcile GAAP income from operations to non-GAAP income from operations:
Restructuring and other (1)	(4,170)	(2.3)%	—	—%
Non-GAAP income from operations	$21,378	11.8%	$19,618	11.4%

(1) Includes $1.2 million of restructuring charges, net of the reversal of $5.4 million of non-cash charges associated with a previously recorded performance award.
Interest Income (Expense), net
For Q1 of fiscal 2025, net interest expense was $0.4 million, or 0.2% of revenue, compared with net interest expense of $0.5 million, or 0.3% of revenue, for Q1 of fiscal 2024.
Foreign Currency Gains (Losses), net
For Q1 of fiscal 2025, net foreign currency losses were $0.5 million, or 0.3% of revenue, compared with net foreign currency losses of $0.1 million, or 0.1% of revenue, for Q1 of fiscal 2024.
Foreign currency gains (losses), net, is comprised of net gains and losses on foreign denominated transactions and the revaluation of working capital balances.
Income Taxes
The following table outlines CRA’s income tax provision recorded and the resulting effective tax rates:

	GAAP		Non-GAAP
	Fiscal Quarter Ended		Fiscal Quarter Ended
$ in 000’s	March 29, 2025	March 30, 2024	March 29, 2025	March 30, 2024
Tax Provision	$6,643	$5,321	$5,696	$5,356
Effective Tax Rate	27.0%	28.0%	27.2%	28.0%

	Fiscal Quarter Ended
$ in 000’s	March 29, 2025	As a % of Revenue	March 30, 2024	As a % of Revenue
Income before provision for income taxes	$24,645	13.6%	$19,012	11.1%
Adjustments needed to reconcile GAAP income before provision for income taxes to non-GAAP income before provision for income taxes
Restructuring and other (1)	(4,170)	(2.3)%	—	—%
Foreign currency (gains) losses, net	474	0.3%	142	0.1%
Non-GAAP income before provision for income taxes	$20,949	11.5%	$19,154	11.1%

GAAP provision for income taxes	$6,643		$5,321
Tax effect on non-GAAP adjustments	(947)		35
Non-GAAP provision for income taxes	$5,696		$5,356

(1) Includes $1.2 million of restructuring charges, net of the reversal of $5.4 million of non-cash charges associated with a previously recorded performance award.
Net Income
For Q1 of fiscal 2025, net income was $18.0 million, or 9.9% of revenue, or $2.62 per diluted share, compared with net income of $13.7 million, or 8.0% of revenue, or $1.95 per diluted share, for Q1 of fiscal 2024. Non-GAAP net income for Q1 of fiscal 2025 was $15.3 million, or 8.4% of revenue, or $2.22 per diluted share, compared with $13.8 million, or 8.0% of revenue, or $1.96 per diluted share, for Q1 of fiscal 2024.
Non-GAAP EBITDA
For Q1 of fiscal 2025, non-GAAP EBITDA was $24.8 million, or 13.6% of revenue, compared with $22.4 million, or 13.0% of revenue, for Q1 of fiscal 2024.
Constant Currency Basis
For Q1 of fiscal 2025, revenue was $181.9 million, and net income was $18.0 million, or 9.9% of revenue, or $2.62 per diluted share. On a constant currency basis relative to Q1 of fiscal 2024, Q1 of fiscal 2025 revenue would have been higher by $0.4 million to $182.3 million, GAAP net income would have been lower by $0.1 million to $17.9 million, or 9.8% of revenue, and earnings per diluted share would have decreased by $0.01 to $2.61 per diluted share.
For Q1 of fiscal 2025, revenue was $181.9 million, and non-GAAP net income was $15.3 million, or 8.4% of revenue, or $2.22 per diluted share. On a constant currency basis relative to Q1 of fiscal 2024, Q1 of fiscal 2025 revenue would have been higher by $0.4 million to $182.3 million, non-GAAP net income would have been lower by $0.1 million at $15.2 million, or 8.3% of revenue, non-GAAP earnings per diluted share would have decreased by $0.01 to $2.21 per diluted share, and non-GAAP EBITDA would have been lower by $0.1 million to $24.7 million, or 13.5% of revenue.
A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.
Key Balance Sheet Metrics
Billed and unbilled receivables at March 29, 2025 were $223.3 million, compared with $209.3 million at March 30, 2024. Current liabilities at March 29, 2025 were $270.5 million, compared with $236.8 million at March 30, 2024.
Total Days Sales Outstanding, or DSO, for Q1 of fiscal 2025 was 107 days, consisting of 65 days of billed and 42 days of unbilled. This compares with 106 days reported for Q1 of fiscal 2024, consisting of 69 days of billed and 37 days of unbilled.
Cash and Cash Flow
Cash and cash equivalents was $25.6 million at March 29, 2025, compared with $37.1 million at March 30, 2024.
Net cash used in operating activities for Q1 of fiscal 2025 was $80.0 million, compared with net cash used in operating activities of $63.1 million for Q1 of fiscal 2024.
As of March 29, 2025, outstanding borrowings under CRA’s revolving credit facility amounted to $85.0 million. At March 30, 2024, outstanding borrowings under CRA’s revolving credit facility amounted to $70.0 million.
Capital expenditures totaled $1.0 million for Q1 of fiscal 2025, compared with $0.7 million for Q1 of fiscal 2024.

CRA did not repurchase any shares under the share repurchase program during Q1 of fiscal 2025. CRA repurchased approximately 66,000 shares of common stock during Q1 of fiscal 2024 for $9.2 million,
A quarterly cash dividend of $0.49 per common share, for total dividends and dividend equivalents of $3.5 million, was paid in Q1 of fiscal 2025, compared with a quarterly cash dividend of $0.42 per common share, for total dividends and dividend equivalents of $3.1 million paid in Q1 of fiscal 2024.
GAAP Condensed Consolidated Statement of Cash Flows
CRA has derived the condensed consolidated statement of cash flow data for the years ended December 28, 2024 and December 30, 2023 from its audited financial statements appearing on Form 10-K for the fiscal year ended December 28, 2024, filed with the Securities and Exchange Commission on February 20, 2025. The condensed consolidated statement of cash flow data for the second and third quarters of fiscal year 2023 and the first, second, and third quarters of fiscal year 2024 have been derived from CRA’s unaudited financial statements appearing on Form 10-Q for each of the respective fiscal quarters as well as the consolidated statements of cash flows appearing on Form 10-K for the fiscal years ended December 28, 2024 and December 30, 2023 and have been prepared on the same basis as CRA’s audited financial statements.

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q1	Q4	Q3	Q2
($ in 000’s)	Q1 2025	2025	2024	2024	2024
Net cash provided by (used in) operating activities	$32,821	$(79,994)	$79,424	$31,584	$1,807
Net cash used in investing activities	(18,367)	(974)	(10,591)	(2,986)	(3,816)
Net cash provided by (used in) financing activities	(25,851)	79,058	(64,629)	(29,927)	(10,353)
Effect of foreign exchange rates on cash and cash equivalents	(127)	797	(1,974)	1,161	(111)
Net increase (decrease) in cash and cash equivalents	$(11,524)	$(1,113)	$2,230	$(168)	$(12,473)
Cash and cash equivalents at beginning of period	37,122	26,711	24,481	24,649	37,122
Cash and cash equivalents at end of period	$25,598	$25,598	$26,711	$24,481	$24,649

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q1	Q4	Q3	Q2
($ in 000’s)	Q1 2024	2024	2023	2023	2023
Net cash provided by (used in) operating activities	$67,043	$(63,080)	$60,099	$64,952	$5,072
Net cash used in investing activities	(2,541)	(730)	(358)	(733)	(720)
Net cash provided by (used in) financing activities	(63,278)	56,052	(43,092)	(50,574)	(25,664)
Effect of foreign exchange rates on cash and cash equivalents	379	(706)	1,333	(312)	64
Net increase (decrease) in cash and cash equivalents	$1,603	$(8,464)	$17,982	$13,333	$(21,248)
Cash and cash equivalents at beginning of period	35,519	45,586	27,604	14,271	35,519
Cash and cash equivalents at end of period	$37,122	$37,122	$45,586	$27,604	$14,271

Adjusted Net Cash Flows from Operations
Below are the quarterly and last twelve-month reconciliations of GAAP net cash provided by (used in) operating activities for each of the periods presented to non-GAAP adjusted net cash flows from operations. The reconciling items are forgivable loan advances and repayments for each period, which are reported as a component of GAAP net cash provided by (used in) operating activities, along with other non-recurring cash items.

Adjusted Net Cash Flows from Operations	LTM	Q1	Q4	Q3	Q2
($ in 000’s)	Q1 2025	2025	2024	2024	2024
GAAP net cash provided by (used in) operating activities	$32,821	$(79,994)	$79,424	$31,584	$1,807
Forgivable loan advances	67,675	27,431	7,106	14,258	18,880
Forgivable loan repayments	(3,361)	(600)	(2,473)	—	(288)
Adjusted net cash flows from operations	$97,135	$(53,163)	$84,057	$45,842	$20,399

Net revenue	$697,476	$181,851	$176,435	$167,748	$171,442

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	4.7%	(44.0)%	45.0%	18.8%	1.1%
Adjusted net cash flows from operations as a percentage of net revenue	13.9%	(29.2)%	47.6%	27.3%	11.9%

Adjusted Net Cash Flows from Operations	LTM	Q1	Q4	Q3	Q2
($ in 000’s)	Q1 2024	2024	2023	2023	2023
GAAP net cash provided by (used in) operating activities	$67,043	$(63,080)	$60,099	$64,952	$5,072
Forgivable loan advances	11,750	5,250	2,000	3,750	750
Forgivable loan repayments	(1,200)	—	(1,200)	—	—
Adjusted net cash flows from operations	$77,593	$(57,830)	$60,899	$68,702	$5,822

Net revenue	$642,920	$171,789	$161,613	$147,553	$161,965

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	10.4%	(36.7)%	37.2%	44.0%	3.1%
Adjusted net cash flows from operations as a percentage of net revenue	12.1%	(33.7)%	37.7%	46.6%	3.6%

NON-GAAP FINANCIAL MEASURES
In these remarks, CRA has supplemented the presentation of its financial results calculated in accordance with U.S. generally accepted accounting principles or “GAAP” with the following financial measures that were not calculated in accordance with GAAP: non-GAAP net income, non-GAAP earnings per diluted share, non-GAAP EBITDA, non-GAAP income from operations (and non-GAAP operating margin), non-GAAP provision for income taxes (and non-GAAP effective tax rate), SG&A expenses excluding commissions and adjusted net cash flows from operations. CRA believes that these non-GAAP financial measures are important to management and investors because these measures supplement the understanding of CRA’s ongoing operating results, financial condition and cash flows. Non-GAAP adjusted net cash flows from operations is used by management to assess CRA’s ability to fund items such as the acquisition of talent, office expansions, debt repayment and distributions to shareholders. In addition, non-GAAP net income and non-GAAP EBITDA are used by CRA in its budgeting process, and the non-GAAP adjustments described below are made to the performance measures for some of CRA’s performance-based compensation.
As used herein, CRA defines non-GAAP EBITDA as net income before interest expense (net), provision for income taxes, and depreciation and amortization further adjusted for the impact of certain items that we do not consider indicative of its core operating performance, such as non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net, restructuring costs and related tax effects. Non-GAAP net income, non-GAAP income from operations and non-GAAP provision for income taxes also exclude non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net, restructuring costs and related tax effects. The adjustments made to non-GAAP adjusted net cash flows from operations add back forgivable loan issuances, net of repayments, along with other non-recurring cash items. These remarks also present certain current fiscal period financial measures on a “constant currency” basis in order to isolate the effect that foreign currency exchange rate fluctuations can have on CRA’s financial results. These constant currency measures are determined by recalculating the current fiscal period local currency financial measure using the specified corresponding prior fiscal period’s foreign exchange rates.

All of the non-GAAP financial measures referred to above should be considered in conjunction with, and not as a substitute for, the GAAP financial information presented in these remarks. EBITDA and the financial measures identified in these remarks as “non-GAAP” are reconciled to their GAAP comparable measures either in these remarks or in the attached financial tables. In evaluating these non-GAAP financial measures, note that the non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE FISCAL QUARTERS ENDED
MARCH 29, 2025 COMPARED TO MARCH 30, 2024
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended
	March 29, 2025	As a % of Revenue	March 30, 2024	As a % of Revenue
Revenues	$181,851	100.0%	$171,789	100.0%
Costs of services (exclusive of depreciation and amortization)	120,354	66.2%	118,880	69.2%
Selling, general and administrative expenses	32,538	17.9%	30,499	17.8%
Depreciation and amortization	3,411	1.9%	2,792	1.6%
Income from operations	25,548	14.0%	19,618	11.4%

Interest expense, net	(429)	-0.2%	(464)	-0.3%
Foreign currency gains (losses), net	(474)	-0.3%	(142)	-0.1%
Income before provision for income taxes	24,645	13.6%	19,012	11.1%
Provision for income taxes	6,643	3.7%	5,321	3.1%
Net income	$18,002	9.9%	$13,691	8.0%

Net income per share:
Basic	$2.65		$1.97
Diluted	$2.62		$1.95

Weighted average number of shares outstanding:
Basic	6,775		6,926
Diluted	6,862		7,011

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS ENDED
MARCH 29, 2025 COMPARED TO MARCH 30, 2024
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended
	March 29, 2025	As a % of Revenue	March 30, 2024	As a % of Revenue
Revenues	$181,851	100.0%	$171,789	100.0%

Net income	$18,002	9.9%	$13,691	8.0%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Restructuring and other (1)	(4,170)	-2.3%	—	—%
Foreign currency (gains) losses, net	474	0.3%	142	0.1%
Tax effect on adjustments	947	0.5%	(35)	—%
Non-GAAP net income	$15,253	8.4%	$13,798	8.0%

Non-GAAP net income per share:
Basic	$2.25		$1.99
Diluted	$2.22		$1.96

Weighted average number of shares outstanding:
Basic	6,775		6,926
Diluted	6,862		7,011

(1) Includes $1.2 million of restructuring charges, net of the reversal of $5.4 million of non-cash charges associated with a previously recorded performance award.

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS ENDED
MARCH 29, 2025 COMPARED TO MARCH 30, 2024
(IN THOUSANDS)

	Fiscal Quarter Ended
	March 29, 2025	As a % of Revenue	March 30, 2024	As a % of Revenue
Revenues	$181,851	100.0%	$171,789	100.0%

Net income	$18,002	9.9%	$13,691	8.0%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Restructuring and other (1)	(4,170)	-2.3%	—	—%
Foreign currency (gains) losses, net	474	0.3%	142	0.1%
Tax effect on adjustments	947	0.5%	(35)	—%
Non-GAAP net income	$15,253	8.4%	$13,798	8.0%
Adjustments needed to reconcile non-GAAP net income to non-GAAP EBITDA:
Interest expense, net	429	0.2%	464	0.3%
Provision for income taxes	5,696	3.1%	5,356	3.1%
Depreciation and amortization	3,411	1.9%	2,792	1.6%
Non-GAAP EBITDA	$24,789	13.6%	$22,410	13.0%

(1) Includes $1.2 million of restructuring charges, net of the reversal of $5.4 million of non-cash charges associated with a previously recorded performance award.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

	March 29, 2025	December 28, 2024
Assets
Cash and cash equivalents	$25,598	$26,711
Accounts receivable and unbilled services, net	223,251	219,548
Other current assets	29,271	23,104
Total current assets	278,120	269,363

Property and equipment, net	42,785	45,205
Goodwill and intangible assets, net	100,973	100,953
Right-of-use assets	78,653	81,157
Other assets	89,911	74,761
Total assets	$590,442	$571,439

Liabilities and Shareholders’ Equity
Accounts payable	$19,703	$28,155
Accrued expenses	134,439	181,413
Current portion of lease liabilities	18,986	18,696
Revolving line of credit	85,000	—
Other current liabilities	12,375	23,045
Total current liabilities	270,503	251,309
Non-current portion of lease liabilities	80,954	84,541
Other non-current liabilities	11,666	23,516
Total liabilities	363,123	359,366

Total shareholders’ equity	227,319	212,073
Total liabilities and shareholders’ equity	$590,442	$571,439

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

	Fiscal Year-to-Date Period Ended
	March 29, 2025	March 30, 2024
Operating activities:
Net income	$18,002	$13,691
Adjustments to reconcile net income to net cash used in operating activities:
Non-cash items, net	8,112	7,694
Accounts receivable and unbilled services	(2,746)	(11,094)
Working capital items, net	(103,362)	(73,371)
Net cash used in operating activities	(79,994)	(63,080)

Investing activities:
Purchases of property and equipment, net	(974)	(730)
Net cash used in investing activities	(974)	(730)

Financing activities:
Borrowings under revolving line of credit	90,000	70,000
Repayments under revolving line of credit	(5,000)	—
Tax withholding payments reimbursed by shares	(2,454)	(1,631)
Cash dividends paid	(3,488)	(3,075)
Repurchase of common stock	—	(9,242)
Net cash provided by financing activities	79,058	56,052
Effect of foreign exchange rates on cash and cash equivalents	797	(706)
Net decrease in cash and cash equivalents	(1,113)	(8,464)
Cash and cash equivalents at beginning of period	26,711	45,586
Cash and cash equivalents at end of period	$25,598	$37,122

Noncash investing and financing activities:
Increase (decrease) in accounts payable and accrued expenses for property and equipment	$(596)	$454
Excise tax on share repurchases	$39	$(65)
Right-of-use assets obtained in exchange for lease obligations	$701	$1,955
Supplemental cash flow information:
Cash paid for taxes	$3,181	$1,534
Cash paid for interest	$131	$91
Cash paid for amounts included in operating lease liabilities	$5,714	$5,569